EXHIBIT 99.5

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-7,
                   Asset-Backed Certificates, Series 2005-7

                                 $694,269,000
                                (Approximate)
                        GSAA Home Equity Trust 2005-7
                   GS Mortgage Securities Corp., Depositor
                          Asset-Backed Certificates


Overview of the Offered Certificates
------------------------------------

==================================================================================================================================
                  Approximate                                           Initial        Average     Principal          Expected
Certificates   Initial Principal     Certificate      Credit         Pass-Through       Life        Payment            Ratings
                 Balance(1)(2)          Type        Support(3)          Rate(4)       (yrs)(5)    Window(5)(6)       Moody's/S&P
----------------------------------------------------------------------------------------------------------------------------------
     AV-1       $310,040,000             Sr           6.90%         LIBOR + [ ]%         1.00     07/05 - 07/07        Aaa/AAA

     AF-2       $163,530,000             Sr           6.90%             [ ]%             3.00     07/07 - 10/09        Aaa/AAA

     AF-3        $47,499,000             Sr           6.90%             [ ]%             5.00     10/09 - 04/11        Aaa/AAA

     AF-4        $66,538,000             Sr           6.90%             [ ]%             7.31     04/11 - 03/13        Aaa/AAA

     AF-5        $65,290,000             Sr           6.90%             [ ]%             6.25     08/08 - 03/13        Aaa/AAA

      M-1        $10,168,000            Sub           5.45%             [ ]%             5.15     07/08 - 03/13        Aa1/AA+

      M-2         $9,467,000            Sub           4.10%             [ ]%             5.13     07/08 - 03/13         Aa2/AA

      M-3         $4,909,000            Sub           3.40%             [ ]%             5.13     07/08 - 03/13         Aa3/AA

      M-4         $4,909,000            Sub           2.70%             [ ]%             5.13     07/08 - 03/13         A1/AA-

      M-5         $4,207,000            Sub           2.10%             [ ]%             5.09     07/08 - 03/13         A2/A+

      M-6         $2,103,000            Sub           1.80%             [ ]%             4.95     07/08 - 08/12          A3/A

      B-1         $2,103,000            Sub           1.50%             [ ]%             4.79     07/08 - 02/12        Baa1/A-

      B-2         $1,753,000            Sub           1.25%             [ ]%             4.59     07/08 - 07/11        Baa2/BBB

      B-3         $1,753,000            Sub           1.00%             [ ]%             4.33     07/08 - 12/10       Baa3/BBB-

----------------------------------------------------------------------------------------------------------------------------------
     Total      $694,269,000
==================================================================================================================================


Overview of the Non-Offered Certificates
----------------------------------------

==================================================================================================================================
                  Approximate                                           Initial        Average     Principal          Expected
Certificates   Initial Principal     Certificate      Credit         Pass-Through       Life        Payment            Ratings
                 Balance(1)(2)          Type        Support(3)          Rate(4)       (yrs)(5)    Window(5)(6)       Moody's/S&P
----------------------------------------------------------------------------------------------------------------------------------
      B-4         $3,510,000            Sub           0.50%             [ ]%             3.57     07/08 - 03/10          Ba2/BB
==================================================================================================================================


(1) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(2) The principal balance of the Certificates is calculated using the scheduled principal balance of the Mor tgage Loans as of the Statistical Calculation Date rolled one month at 6% CPR.

(3)   Fully funded Overcollateralization of approximately 0.50%.

(4) See the "Structure of the Certificates" section of this term sheet for more information on the Pass-Through Rates of the Certificates.

(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on the Certificates.

(6) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in May 2035.


Selected Mortgage Pool Data (7)
-------------------------------

--------------------------------------------------------------------------
                                                              Aggregate
--------------------------------------------------------------------------
Scheduled Principal Balance:                                 $705,576,662
Number of Mortgage Loans:                                           3,993
Average Scheduled Principal Balance:                             $176,703
Weighted Average Gross Coupon:                                      6.716%
Weighted Average Net Coupon(8):                                     6.299%
Non-Zero Weighted Average FICO Score:                                 691
Weighted Average Original LTV Ratio:                                78.35%
Weighted Average Std. Remaining Term (Months):                        344
Weighted Average Seasoning (Months):                                    4
--------------------------------------------------------------------------


(7) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender -paid mortgage insurance.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------
o The mortgage loans in the transaction consist of Alt-A type, fixed rate, predominantly first lien, residential mortgage loans (the "Mortgage Loans") originated by Wells Fargo Bank, N.A. ("Wells Fargo"), First National Bank of Nevada ("FNBN"), ABN AMRO Mortgage Group Inc. ("ABN AMRO"), GreenPoint Mortgage Funding, Inc. ("GreenPoint") and others.

o Credit support for the Certificates will be provided through a senior/subordinate structure, fully funded overcollaterization of approximately 0.50%, excess spread and mortgage insurance.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0507 and on Bloomberg as GSAA 2005-7.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------
Expected Closing Date:             On or before June 29, 2005

Cut-off Date:                      June 1, 2005

Statistical Calculation Date:      May 1, 2005

Expected Pricing Date:             On or before May 27, 2005

First Distribution Date:           July 25, 2005

Key Terms
---------
Offered Certificates:              Class AV-1, AF-2, AF-3, AF-4, AF-5, R-1, R-2, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2
                                   and B-3 Certificates

Non-offered Certificates:          Class B-4 Certificates

Class A Certificates:              Class AV-1, AF-2, AF-3, AF-4 and AF-5 Certificates

Class R Certificates:              Class R-1 and Class R-2 Certificates

Fixed Rate Certificates:           Class AF-2, AF-3, AF-4, AF-5, M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4
                                   Certificates

Variable Rate Certificates:        Class AV-1 Certificates

Subordinate Certificates:          Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates

Class AF-5 Certificates:           The Class AF-5 Certificates will be "lock-out" certificates. The Class AF-5 Certificates generally will not receive any portion of principal payment until the July 2008 distribution
                                   Date. Thereafter, they will receive an increasing percentage of their pro-rata share of principal payable to the Certificates based on a schedule.

Depositor:                         GS Mortgage Securities Corp.

Manager:                           Goldman, Sachs & Co.

Servicers:                         Wells Fargo, Countrywide, ABN AMRO, GreenPoint and others

Trustee:                           HSBC Bank USA, National Association

Securities Administrator:          Wells Fargo Bank, N.A.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                       2



Master Servicer:                   Wells Fargo Bank, N.A.

Custodian:                         Deutsche Bank National Trust Company

Servicing Fees:                    25.0 bps (17.87%)
                                   37.5 bps (49.34%)
                                   50.0 bps (32.78%)

Distribution Date:                 25th day of the month or the following business day

Record Date:                       For any Distribution Date, the last business day of the Interest Accrual Period

Delay Days:                        24 days for the Fixed Rate Certificates
                                   0 day delay on the Variable Rate Certificates

Day Count:                         30/360 basis on the Fixed Rate Certificates and actual/360 basis on the Variable Rate
                                   Certificates

Interest Accrual Period:           For the Fixed Rate Certificates, the calendar month immediately preceding the then current
                                   Distribution Date. For the Variable Rate Certificates, from the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:     CPR starting at 10% CPR in the loan's first month, increasing to 25% CPR in month 12 (a 1.364%
                                   increase per month), and remaining at 25% CPR thereafter.

Due Period:                        For the Mortgage Loans, the period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Mortgage Loans:                    The trust will consist of Alt-A type, fixed rate, predominantly first lien residential mortgage loans with an approximate, scheduled principal balance of $705,576,662 as of the Statistical
                                   Calculation Date.

Servicer Advancing:                Yes as to principal and interest, subject to recoverability

Excess Spread:                     The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-Off Date.

                                   Initial Gross WAC (1):                                             6.7157%

                                      Less Fees & Expenses (2):                                       0.4162%
                                                                                               ----------------------
                                   Net WAC (1):                                                       6.2995%

                                      Less Initial Certificate Coupon (Approx.)(1)(3) :               4.0595%
                                                                                               ----------------------
                                   Initial Excess Spread (1):                                         2.2400%


                                   (1) This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                   (2) Includes the Servicing Fee and any lender-paid mortgage insurance.

                                   (3) Assumes 1-month LIBOR equal to 3.0900%, initial marketing spreads and a 30- day month. This amount will vary on each distribution date based on changes to the weighted average
                                       Pass-Through Rates on the Certificates as well as any changes in day count.

Compensating Interest:             Each Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related
                                   Prepayment Period and (B) (i) half of its aggregate Servicing Fee received for the related
                                   Distribution Date in the case of Countrywide, GreenPoint and Wells Fargo and (ii) its aggregate
                                   Servicing Fee received for the related Distribution Date in the case of ABN AMRO.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                       3


Optional Clean-up Call:            The transaction has a 10% optional clean-up call.

Rating Agencies:                   Moody's Investors Service, Inc. and Standard & Poor's Ratings Services

Minimum Denomination:              $50,000 with regard to each of the Offered Certificates .

Legal Investment:                  The Offered and Non-offered Certificates will not be SMMEA eligible.

ERISA Eligible:                    Underwriter's exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                     The Offered and Non-offered Certificates (other than the Class R-1 and Class R-2 Certificates)
                                   represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract. The Class R-1 and Class R-2 Certificates each represent the residual interest in a REMIC.

Prospectus:                        The Offered Certificates will be offered pursuant to a prospectus supplem ented by a prospectus supplement (together, the "Prospectus "). Complete information with respect to the Offered
                                   Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus.
                                   To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus .

                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                   CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described in the "Principal Distributions on the Offered Certificates" section of this term sheet. Prior to the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Variable Rate Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap as described below. Interest on the Fixed Rate Certificates will be paid monthly at a specified rate, subject to the WAC Cap as described below. Interest on the Class AF-4 Certificates, the Class AF-5 Certificates and the Subordinate Certificates will be paid monthly at a specified rate that will step up after the Optional Clean-up Call is first exercisable, subject to the WAC Cap as described below. The interest paid to each class of Offered and Non-Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered and Non-Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) approximately 0.50% overcollateralization (funded upfront), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date substantially all of the Mortgage Loans with LTVs greater than 80% are covered by borrower paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Step-Down Date. The later to occur of:

(x) the Distribution Date occurring in July 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 13.80%.



================================================================================
      Class        Initial Credit Enhancement             Step-Down Credit
                           Percentage               Enhancement Percentage
--------------------------------------------------------------------------------
        A                     6.90%                            13.80%
--------------------------------------------------------------------------------
       M-1                    5.45%                            10.90%
--------------------------------------------------------------------------------
       M-2                    4.10%                            8.20%
--------------------------------------------------------------------------------
       M-3                    3.40%                            6.80%
--------------------------------------------------------------------------------
       M-4                    2.70%                            5.40%
--------------------------------------------------------------------------------
       M-5                    2.10%                            4.20%
--------------------------------------------------------------------------------
       M-6                    1.80%                            3.60%
--------------------------------------------------------------------------------
       B-1                    1.50%                            3.00%
--------------------------------------------------------------------------------
       B-2                    1.25%                            2.50%
--------------------------------------------------------------------------------
       B-3                    1.00%                            2.00%
--------------------------------------------------------------------------------
       B-4                    0.50%                            1.00%
================================================================================


Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 44% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling three month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


=============================================================================================
       Distribution Date                    Cumulative Realized Loss Percentage:
---------------------------------------------------------------------------------------------
     July 2008 - June 2009       0.50% for the first month, plus an additional 1/12th of
                                 0.250% for each month thereafter (e.g., approximately
                                 0.521% in August 2008)
---------------------------------------------------------------------------------------------
     July 2009 - June 2010       0.75% for the first month, plus an additional 1/12th of
                                 0.250% for each month thereafter (e.g., approximately
                                 0.771% in August 2009)
---------------------------------------------------------------------------------------------
     July 2010 - June 2011       1.00% for the first month, plus an additional 1/12th of
                                 0.100% for each month thereafter (e.g., approximately
                                 1.008% in August 2009)
---------------------------------------------------------------------------------------------
   July 2011 and thereafter                                 1.10%
=============================================================================================


Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date it is first exercisable, the Pass-Through Rate on the Class AF-4, Class AF-5 and each class of Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% and
(ii) the WAC Cap.

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% and (ii) the WAC Cap.

Class AF-4 Pass-Through Rate. The Class AF-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class AF-5 Pass-Through Rate. The Class AF-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis with respect to the variable rate Certificates and on a 30/360 day basis with respect to the fixed rate Certificates).

Class A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of: (i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the WAC Cap (in the case of the Class AV-1 Certificates, calculated on an actual/360 basis); (ii) any Basis Risk

Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates , and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap).

Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates ' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates ' applicable Pass-Through Rate (without regard to the WAC
Cap).

Accrued Certificate Interest. For each class of Certificate on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and lenderpaid mortgage insurance.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related Servicer remittance date,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the Servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Servicing Fee and any lender-paid mortgage insurance) and available for distribution during the related due period, over
(y) the sum of interest payable on the Offered and Non-offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Dis tribution Date remaining after making all payments of interest and principal to the certificates from the Interest Remittance Amount and Principal Remittance Amount, respectively.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) 86.20% and (2) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class AF-5 Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-5 Certificates and the denominator of which is the aggregate certificate principal balance of the Class A Certificates, in each case before giving effect to distributions of principal on that Distribution Date.

Class AF-5 Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the Class AF-5 Calculation Percentage for that Distribution Date, (ii) the Class AF-5 Lockout Percentage for that Distribution Date and (iii) the principal allocable to the Class A Certificates for that Distribution Date. In no event shall the Class AF-5 Lockout Distribution Amount exceed the outstanding certificate principal balance for the Class AF-5 Certificates or the Class A Principal Distribution Amount for the applicable Distribution Date.

Class AF-5 Lockout Percentage: For each Distribution Date will be as follows:

                            Distribution Date             Lockout
                                 (Months)                Percentage
                            -----------------------------------------
                                 1 to 36                     0%
                                 37 to 60                   45%
                                 61 to 72                   80%
                                 73 to 84                  100%
                                 85 and thereafter         300%

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 89.10% and
(ii) the aggregate scheduled principal balance of the Mortgage


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Am ount on such Distribution Date), and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the certificate principal balance of the Class B-3 Certificates (after taking into account any payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (K) the certificate principal balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 99.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:

      (i) to the Class A Certificates, pro rata, their respective Accrued Certificate Interest,

      (ii) to the Class A Certificates, pro rata, their respective unpaid Accrued Certificate Interest, if any, from prior Distribution Dates,

      (iii)    to the Class M-1 Certificates, their Accrued Certificate
               Interest,

      (iv)     to the Class M-2 Certificates, their Accrued Certificate
               Interest,

      (v)      to the Class M-3 Certificates, their Accrued Certificate
               Interest,

      (vi)     to the Class M-4 Certificates, their Accrued Certificate
               Interest,

      (vii)    to the Class M-5 Certificates, their Accrued Certificate
               Interest,

      (viii)   to the Class M-6 Certificates, their Accrued Certificate
               Interest,

      (ix)     to the Class B-1 Certificates, their Accrued Certificate
               Interest,

      (x)      to the Class B-2 Certificates, their Accrued Certificate
               Interest,

      (xi)     to the Class B-3 Certificates, their Accrued Certificate
               Interest, and

      (xii)    to the Class B-4 Certificates, their Accrued Certificate
               Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) First concurrently to the Class R-1 and Class R-2 Certificates, until their respective Class Certificate Balances have been reduced to zero;

(b)   Sequentially,

      (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount,

      (ii) to the Class AV-1 Certificates, until its certificate principal balance has been reduced to zero; and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (iii) sequentially to the Class AF-2, AF-3, AF-4, and AF-5 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

      (iii) to the Class M-3 Certificates, until their certificate principal balance has been reduced to zero,

      (iv) to the Class M-4 Certificates, until their certificate principal balance has been reduced to zero,

      (v) to the Class M-5 Certificates, until their certificate principal balance has been reduced to zero,

      (vi) to the Class M-6 Certificates, until their certificate principal balance has been reduced to zero,

      (vii) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero,

      (viii) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero,

      (ix) to the Class B-3 Certificates, until their certificate principal balance has been reduced to zero, and

      (x) to the Class B-4 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) To the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, sequentially as follows:

      (i) to the Class AF-5 Certificates, an amount equal to the Class AF-5 Lockout Distribution Amount,

      (ii) to the Class AV-1 Certificates, until its certificate principal balance has been reduced to zero; and

      (iii) sequentially, to the Class AF-2, AF-3, AF-4, and AF-5 Certificates, in that order, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Am ount, until the certificate principal balance thereof has been reduced to zero,

      (iv) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (v) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (vi) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (vii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (viii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (ix) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (x) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

      (i) to pay the holders of the Offered Certificates in respect of principal and the Extra Principal Distribution Amount (in the order of priority as described above under "Principal Distributions on the Offered Certificates"), until the targeted overcollateralization amount has been achieved,

      (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class M-3 Certificates, their unpaid interest shortfall amount,

      (v) to the Class M-4 Certificates, their unpaid interest shortfall amount,

      (vi) to the Class M-5 Certificates, their unpaid interest shortfall amount,

      (vii) to the Class M-6 Certificates, their unpaid interest shortfall amount,

      (viii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (ix) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (x) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (xi) to the Class B-4 Certificates, their unpaid interest shortfall amount,

      (xii) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on their respective certificate principal balances immediately prior to such distribution date, and

      (xiii) sequentially, to Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates, in that order, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A Certificates as described above. From and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3, B-4 Certificates and the overcollateralization have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, B-3, B-2, B-1, M-6, M-5, M-4, M-3, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows (Using Statistical Data rolled one month at 6% CPR):

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     33% loss severity, 100% advancing of principal and interest

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     The Offered Certificates are priced at par

o     Based on preliminary spreads and balances

o     1 month Libor forward curve as of 05/19/2005 close


======================================================================
                                First Dollar of
                                      Loss               0% Return
----------------------------------------------------------------------
   Class M-1     CDR (%)                   10.847              11.460
                 Yield (%)                 5.0369              0.0104
                 WAL (years)                 5.74                5.52
                 Modified                    4.87                4.86
                 Duration
                 Principal          03/11 - 03/11       02/11 - 02/11
                 Window
                 Principal      10,294.27 (0.10%)        2,806,330.68
                 Writedown                                   (27.60%)
                 Total              58,798,274.90       61,308,867.39
                 Collat Loss              (8.38%)             (8.74%)
----------------------------------------------------------------------
   Class M-2     CDR (%)                    8.889               9.443
                 Yield (%)                 5.1034              0.0053
                 WAL (years)                 5.99                5.73
                 Modified                    5.04                5.03
                 Duration
                 Principal          06/11 - 06/11       05/11 - 05/11
                 Window
                 Principal       1,264.56 (0.01%)        2,740,394.22
                 Writedown                                   (28.95%)
                 Total              50,237,176.64       52,703,482.93
                 Collat Loss              (7.16%)             (7.52%)
----------------------------------------------------------------------
   Class M-3     CDR (%)                    7.924               8.202
                 Yield (%)                 5.1477              0.0171
                 WAL (years)                 6.16                6.02
                 Modified                    5.15                5.19
                 Duration
                 Principal          08/11 - 08/11       08/11 - 08/11
                 Window
                 Principal       2,963.54 (0.06%)        1,505,383.15
                 Writedown                                   (30.67%)
                 Total              45,826,493.79       47,230,185.93
                 Collat Loss              (6.53%)             (6.73%)
----------------------------------------------------------------------
   Class M-4     CDR (%)                    6.999               7.279
                 Yield (%)                 5.2451              0.0048
                 WAL (years)                 6.32                6.14
                 Modified                    5.25                5.29
                 Duration
                 Principal          10/11 - 10/11       10/11 - 10/11
                 Window
                 Principal       4,779.10 (0.10%)        1,569,085.31
                 Writedown                                   (31.96%)
                 Total              41,399,430.86       42,864,047.19
                 Collat Loss              (5.90%)             (6.11%)
----------------------------------------------------------------------
   Class M-5     CDR (%)                    6.232               6.483
                 Yield (%)                 5.3007              0.0077
                 WAL (years)                 6.49                6.21
                 Modified                    5.36                5.33
                 Duration
                 Principal          12/11 - 12/11       11/11 - 11/11
                 Window
                 Principal       2,378.17 (0.06%)        1,371,559.10
                 Writedown                                   (32.60%)
                 Total              37,610,767.45       38,817,318.14
                 Collat Loss              (5.36%)             (5.54%)
======================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

======================================================================
   Class M-6     CDR (%)                    5.869               5.990
                 Yield (%)                 5.3505              0.0501
                 WAL (years)                 6.49                6.36
                 Modified                    5.35                5.38
                 Duration
                 Principal          12/11 - 12/11       12/11 - 12/11
                 Window
                 Principal           0.00 (0.00%)          703,848.93
                 Writedown                                   (33.47%)
                 Total              35,631,104.82       36,293,698.18
                 Collat Loss              (5.08%)             (5.18%)
----------------------------------------------------------------------
   Class B-1     CDR (%)                    5.502               5.628
                 Yield (%)                 5.6152              0.0297
                 WAL (years)                 6.57                6.41
                 Modified                    5.35                5.37
                 Duration
                 Principal          01/12 - 01/12       01/12 - 01/12
                 Window
                 Principal       4,308.60 (0.20%)          749,878.83
                 Writedown                                   (35.66%)
                 Total              33,734,052.15       34,434,557.88
                 Collat Loss              (4.81%)             (4.91%)
----------------------------------------------------------------------
   Class B-2     CDR (%)                    5.201               5.307
                 Yield (%)                 5.6875              0.0057
                 WAL (years)                 6.66                6.49
                 Modified                    5.39                5.41
                 Duration
                 Principal          02/12 - 02/12       02/12 - 02/12
                 Window
                 Principal       5,898.83 (0.34%)          645,204.15
                 Writedown                                   (36.81%)
                 Total              32,169,135.09       32,766,423.17
                 Collat Loss              (4.59%)             (4.67%)
----------------------------------------------------------------------
   Class B-3     CDR (%)                    4.915               5.025
                 Yield (%)                 6.1135              0.0064
                 WAL (years)                 6.66                6.45
                 Modified                    5.32                5.32
                 Duration
                 Principal          02/12 - 02/12       02/12 - 02/12
                 Window
                 Principal         479.39 (0.03%)          684,177.50
                 Writedown                                   (39.03%)
                 Total              30,546,621.67       31,172,564.70
                 Collat Loss              (4.36%)             (4.45%)
======================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information cont ained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                    The Mortgage Loans - All Collateral (1)

         Scheduled Principal Balance:                             $705,576,662
         Number of Mortgage Loans:                                       3,993
         Average Scheduled Principal Balance:                         $176,703
         Weighted Average Gross Coupon:                                 6.716%
         Weighted Average Net Coupon(2):                                6.299%
         Non-Zero Weighted Average FICO Score:                             691
         Weighted Average Original LTV Ratio:                           78.35%
         Weighted Average Stated Remaining Term (Months):                  344
         Weighted Average Seasoning (Months):                                4
  (1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
  (2)  The Weighted Average Net Coupon is equivalent to the Weighted
  Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.



                   Distribution by Current Principal Balance

                                              Pct. Of
                                                Pool               Weighted               Weighted   Weighted
                                                 By      Weighted    Avg.        Avg.       Avg.       Avg.
Current Principal    Number Of     Principal  Principal  Avg. Gross Current   Principal   Original   Combined  Pct. Full  Pct. Owner
   Balance             Loans        Balance    Balance    Coupon     FICO      Balance      LTV        LTV       Doc       Occupied
-------------------- ----------- ----------- ----------- --------- ---------- ---------- ---------- ---------- ---------- ----------
$50,000 & Below         363       $13,173,183    1.87%     7.163%     698       $36,290    72.32%     80.22%    28.63%      23.77%
$50,001 - $75,000       451        28,409,339    4.03      6.874      699        62,992    77.58      79.41     25.40       35.32
$75,001 - $100,000      482        42,174,460    5.98      6.766      702        87,499    78.62      80.43     25.44       50.17
$100,001 - $125,000     451        50,679,536    7.18      6.742      699       112,371    79.69      81.68     25.56       57.04
$125,001 - $150,000     442        60,695,688    8.60      6.751      703       137,321    80.45      82.26     17.38       64.39
$150,001 - $200,000     575       100,039,234   14.18      6.750      690       173,981    79.76      80.82     16.89       70.51
$200,001 - $250,000     382        85,128,133   12.07      6.732      690       222,849    78.50      79.73      9.97       78.68
$250,001 - $300,000     275        75,360,303   10.68      6.667      691       274,037    78.89      80.95      8.96       81.22
$300,001 - $350,000     157        51,200,529    7.26      6.684      700       326,118    80.75      82.52     10.16       77.65
$350,001 - $400,000     138        52,020,006    7.37      6.677      677       376,957    79.15      79.90     21.02       84.54
$400,001 - $450,000      87        37,035,321    5.25      6.672      688       425,693    77.58      79.40     10.29       82.81
$450,001 - $500,000      71        33,746,790    4.78      6.594      678       475,307    77.80      81.35     15.66       84.41
$500,001 - $550,000      37        19,318,728    2.74      6.472      688       522,128    73.37      74.45     10.86       91.90
$550,001 - $600,000      31        17,804,176    2.52      6.567      674       574,328    75.02      76.13     22.74       90.37
$600,001 - $650,000      28        17,784,944    2.52      6.580      676       635,177    74.01      77.56     10.47       85.83
$650,001 - $700,000       6         4,103,251    0.58      6.280      682       683,875    73.54      76.03      0.00      100.00
$700,001 - $750,000       2         1,432,735    0.20      6.125      728       716,368    68.65      68.65     49.57       50.43
$750,001 - $800,000       4         3,122,783    0.44      6.627      687       780,696    72.01      72.01     50.03       75.47
$800,001 - $850,000       2         1,660,790    0.24      6.000      650       830,395    69.79      69.79      0.00      100.00
$850,001 - $900,000       2         1,710,776    0.24      6.319      627       855,388    63.10      63.10     49.70      100.00
$900,001 - $950,000       2         1,855,490    0.26      7.195      608       927,745    72.53      72.53      0.00      100.00
$950,001 - $1,000,000     2         1,947,400    0.28      6.626      755       973,700    77.15      82.21     49.42       50.58
$1,000,001 & Above        3         5,173,070    0.73      7.879      660     1,724,357    62.66      65.17      0.00      100.00
-------------------- ----------- ----------- ----------- --------- ---------- ---------- ---------- ---------- ---------- ----------
Total:                3,993      $705,576,662  100.00%     6.716%     691      $176,703    78.35%     80.13%    16.25%      72.51%
==================== =========== ============ ========== ========== ========= =========== ========== ========= ========== =========




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or This material is based on information that we consider reliable, but we do not represent solicitation would be illegal. that it is accurate or complete and it should not be relied upon as By accepting this material the recipient agrees that it will not distribute or provide the material to any other such. person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such We and our affiliates, officers, directors, partners and employees, including persons involved in the purposes. preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the ass ets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ( "SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                          Distribution by Current Rate



                                                                  Weighted                           Weighted
                                         Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
                  Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
Current Rate        Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
5.00% & Below          4        $652,904      0.09%      4.868%     657      $163,226      73.89%      73.90%    100.00%     56.28%
5.01 - 5.50%          80      12,136,062      1.72       5.399      713       151,701      67.88       69.30      58.90      57.46
5.51 - 6.00%         614     113,223,006     16.05       5.893      712       184,402      73.23       75.77      42.28      69.35
6.01 - 6.50%       1,011     197,755,709     28.03       6.326      695       195,604      74.25       76.32      22.34      74.94
6.51 - 7.00%       1,052     191,493,404     27.14       6.799      686       182,028      79.94       81.16       5.28      73.77
7.01 - 7.50%         716     114,493,424     16.23       7.289      679       159,907      84.69       85.57       2.82      69.45
7.51 - 8.00%         327      48,646,941      6.89       7.775      677       148,767      87.30       87.89       1.64      67.64
8.01% & Above        189      27,175,213      3.85       8.715      675       143,784      80.28       86.99       2.50      87.85
--------------  ----------- ------------ ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703     78.35%       80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========


                                             Distribution by FICO



                                                                  Weighted                           Weighted
                                         Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
                  Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
Fico                Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
780 & Above          247     $35,162,196      4.98%      6.360%     793      $142,357      78.75%      80.44%     40.14%     49.93%
760 - 779            270      40,031,679      5.67       6.414      769       148,265      76.46       79.10      35.16      43.78
740 - 759            307      55,187,047      7.82       6.528      749       179,762      78.96       81.62      22.42      64.55
720 - 739            340      55,875,098      7.92       6.577      729       164,339      79.71       82.49      21.09      68.17
700 - 719            502      80,937,346     11.47       6.655      709       161,230      80.69       83.31      14.88      64.56
680 - 699            589     112,649,802     15.97       6.737      689       191,256      78.68       80.66      10.13      75.89
660 - 679            692     128,670,953     18.24       6.874      669       185,941      79.45       80.84      10.30      79.09
640 - 659            530      95,867,550     13.59       6.767      650       180,882      77.36       78.26       5.94      82.67
620 - 639            391      70,530,491     10.00       6.941      630       180,385      78.14       78.98       6.13      82.01
600 - 619             64      17,643,467      2.50       6.899      610       275,679      70.25       71.86      47.92      88.60
580 - 599             26       6,983,297      0.99       6.757      591       268,588      61.68       62.45      57.18      91.32
560 - 579              1         397,052      0.06       6.500      576       397,052      78.76       78.76     100.00     100.00
540 - 559              1         397,931      0.06       5.875      551       397,931      61.54       61.54     100.00     100.00
520 - 539              1         550,466      0.08       6.125      534       550,466      69.38       69.38     100.00     100.00
0 <=                  32       4,692,288      0.67       6.980        0       146,634      70.17       70.38      39.01      60.85
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703     78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========


                                          Distribution by Original LTV


                                                                  Weighted                           Weighted
                                         Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
                  Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
Original LTV        Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
40.00% & Below       151     $14,207,741      2.01%      6.833%     689       $94,091      28.63%      40.70%     15.05%     80.52%
40.01 - 50.00%       102      18,177,790      2.58       6.357      677       178,214      45.91       46.75      11.79      79.84
50.01 - 60.00%       195      39,621,893      5.62       6.328      686       203,189      55.87       56.92      13.06      77.78
60.01 - 70.00%       459      97,860,387     13.87       6.623      678       213,203      66.40       67.69      10.68      75.43
70.01 - 80.00%     1,494     277,083,255     39.27       6.472      698       185,464      78.58       81.85      24.55      66.45
80.01 - 85.00%       121      22,642,646      3.21       6.839      682       187,129      84.13       84.13       6.12      77.85
85.01 - 90.00%       926     139,354,992     19.75       6.925      694       150,491      89.57       89.57      16.63      59.36
90.01 - 95.00%       540      95,539,721     13.54       7.394      687       176,925      94.85       94.85       1.67      99.94
95.01 - 100.00%        5       1,088,237      0.15       6.717      673       217,647      96.99       96.99      54.11     100.00
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703      78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========











This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the ass ets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange "SEC"). This material may be filed with the SEC and incorporated by reference into an effective Commission ( registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, In addition, we mutually agree that, subject to applicable law, you may disclose any tax or legal advice. and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                         Distribution by Document Type


                                                                  Weighted                           Weighted
                                         Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
                  Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
Document Type       Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Full Doc             785    $114,686,931     16.25%      6.149%     707      $146,098      77.83%      79.46%    100.00%     41.95%
NO DOC/NINA/       1,397     231,718,732     32.84       7.138      690       165,869      79.24       79.99       0.00      83.36
NO RATIO
Stated Doc         1,811     359,170,999     50.90       6.624      686       198,327      77.93       80.44       0.00      75.27
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703      78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========



                                                 Distribution by Loan Purpose

                                                                  Weighted                           Weighted
                                         Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
  Loan            Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
 Purpose            Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Cashout Refi       1,353    $273,383,044     38.75%      6.646%     674      $202,057      73.24%      73.74%     10.53%     85.57%
Purchase           2,254     362,459,852     51.37       6.821      703       160,807      83.35       86.18      20.24      62.89
Rate/term Refi       386      69,733,766      9.88       6.441      692       180,657      72.36       73.81      17.96      71.34
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703      78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========


                                                Distribution by Occupancy Status

                                                                  Weighted                           Weighted
                                         Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
Occupancy         Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
 Status             Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Non Owner          1,433    $168,387,422     23.87%      6.695%     713      $117,507      78.94%      80.12%     37.23%      0.00%
Owner Occupied     2,427     511,613,768     72.51       6.730      684       210,801      78.31       80.31       9.40     100.00
Second Home          133      25,575,472      3.62       6.559      691       192,297      75.20       76.79      15.20       0.00
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703      78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========


                                                Distribution by Property Type

                                                                  Weighted                           Weighted
                                         Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
                  Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
Property Type       Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
2-4 Family           499     $97,138,277     13.77%      6.861%     700      $194,666      79.10%      79.90%     14.66%     49.56%
Condo                333      52,711,574      7.47       6.699      698       158,293      80.59       82.80      22.56      62.28
Co-op                  5         592,447      0.08       6.502      702       118,489      71.26       71.35      48.93     100.00
Pud                  241      55,570,380      7.88       7.05       687       230,582      77.33       81.05      13.03      80.71
Single Family      2,915     499,563,986      70.8       6.652      689       171,377      78.08       79.81      16.22      77.11
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662     100.00%     6.716%     691      $176,703      78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========









This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the ass ets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange "SEC"). This material may be filed with the SEC and incorporated by reference into an effective Commission ( registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, In addition, we mutually agree that, subject to applicable law, you may disclose any tax or legal advice. and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                Distribution by State

                                                                  Weighted                           Weighted
                                         Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
                  Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
  State             Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
CA - Southern        288     $81,917,272     11.61%      6.297%     684      $284,435      69.79%      71.79%     14.60%     84.50%
NY                   342      81,500,863     11.55       6.881      688       238,307      78.51       80.63      10.42      80.98
FL                   457      78,078,548     11.07       6.895      692       170,850      80.18       81.93      15.54      64.62
CA - Northern        128      39,620,461      5.62       6.381      689       309,535      70.84       73.07      14.91      82.91
NJ                   132      31,572,773      4.47       6.827      680       239,188      80.13       80.56      12.00      78.88
AZ                   182      31,313,694      4.44       6.786      689       172,053      80.57       83.46      11.29      73.16
TX                   246      27,515,868      3.90       6.759      703       111,853      82.16       85.32      27.46      61.75
VA                   139      27,501,002      3.90       6.778      696       197,849      80.24       81.76      20.16      70.63
NV                   107      25,623,915      3.63       6.668      698       239,476      78.00       79.71      14.55      81.47
PA                   203      22,918,070      3.25       6.728      694       112,897      81.60       82.72      16.14      60.49
Other              1,769     258,014,195     36.57       6.763      693       145,853      80.26       81.80      18.74      67.49
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703      78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========



                                               Distribution by Zip Code

                                                                  Weighted                           Weighted
                                         Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
                  Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
Zip Code            Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
32328                  1      $2,599,600      0.37%      8.625%     675    $2,599,600      64.99%      69.99%      0.00%    100.00%
23456                  5       2,317,723      0.33       6.415      748       463,545      64.25       64.25      72.16      22.83
85296                  7       1,975,656      0.28       6.748      680       282,237      77.90       87.97      12.96      35.27
89436                  8       1,948,418      0.28       6.561      687       243,552      79.76       82.63      25.35      88.98
33141                  7       1,825,594      0.26       6.095      665       260,799      67.70       67.70       0.00      91.57
11717                  6       1,696,929      0.24       6.811      672       282,822      88.18       91.28       0.00      87.54
89123                  4       1,621,407      0.23       6.246      695       405,352      77.44       77.44      24.62      75.38
10306                  5       1,621,393      0.23       6.532      733       324,279      73.67       75.89       0.00     100.00
85086                  4       1,588,182      0.23       6.989      700       397,045      86.95       86.95       0.00     100.00
11236                  4       1,523,384      0.22       7.012      697       380,846      83.87       83.87       0.00      50.85
Other              3,942     686,858,376     97.35       6.711      691       174,241      78.43       80.19      16.29      72.46
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703      78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========


                                    Distribution by Remaining Months to Maturity

                                                                  Weighted                           Weighted
Remaining                                Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
Months To         Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
 Maturity           Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
121 - 180            406     $47,867,280      6.78%      6.306%     687      $117,900      68.81%      72.98%     24.51%     67.23%
181 - 240              3         450,692      0.06       6.624      637       150,231      63.72       69.44      38.12     100.00
241 - 300              3       1,546,792      0.22       6.765      608       515,597      62.27       64.56      34.78     100.00
301 - 360          3,581     655,711,899     92.93       6.745      691       183,109      79.09       80.70      15.59      72.81
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703      78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========



                                      Distribution by Amortization Type

                                                                  Weighted                           Weighted
                                         Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
Amortization      Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
    Type            Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
15 Year Fixed        406     $47,867,280      6.78%      6.306%     687      $117,900      68.81%      72.98%     24.51%     67.23%
30 Year Fixed      3,587     657,709,383     93.22       6.745      691       183,359      79.04       80.66      15.65      72.89
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703      78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========









This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange "SEC"). This material may be filed with the SEC and incorporated by reference into an effective Commission (registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, In addition, we mutually agree that, subject to applicable law, you may disclose any tax or legal advice. and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                        Distribution by Prepayment Term Months

                                                                  Weighted                           Weighted
Prepayment                               Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
  Term            Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
 Months             Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
0                  2,099    $359,264,904     50.92%      6.713%     695      $171,160      78.37%      80.33%     27.93%     67.11%
12                   133      32,367,640      4.59       7.144      677       243,366      78.31       80.13       3.07      77.91
24                 1,220     219,605,191     31.12       6.562      689       180,004      78.55       79.94       0.22      79.67
36                   378      60,052,277      8.51       7.017      679       158,868      78.54       80.62      12.21      74.37
60                   163      34,286,650      4.86       6.789      689       210,348      76.46       78.56      16.15      74.85
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703      78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========


                                             Distribution by Interest Only Loans

                                         Pct. Of Pool   Weighted    Avg.       Avg.      Weighted       Avg.                 Pct.
 Interest         Number Of   Principal  By Principal  Avg. Gross Current   Principal      Avg.      Combined  Pct. Full    Owner
Only Term           Loans      Balance      Balance      Coupon     FICO     Balance   Original LTV     LTV       Doc      Occupied
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
0                  3,629    $615,476,810     87.23%      6.683%     692      $169,600      78.45%      79.98%     15.96%     72.01%
120                  364      90,099,852     12.77       6.939      686       247,527      77.67       81.20      18.25      75.96
--------------  -----------  ---------- ------------- ---------- --------- ---------- ------------- --------- --------- ----------
Total:             3,993    $705,576,662    100.00%      6.716%     691      $176,703      78.35%      80.13%     16.25%     72.51%
=============== =========== ============ ============= ========== ========= ========== ============= ========= ========= ==========












This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange "SEC"). This material may be filed with the SEC and incorporated by reference into an effective Commission (registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, In addition, we mutually agree that, subject to applicable law, you may disclose any tax or legal advice. and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared assuming prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.


     Distribution                                              Distribution
        Date                 WAC Cap                                Date                    WAC Cap
     -------------      ---------------                       ------------------  --------------------
        25-Jul-05             6.30000%                            25-Aug-09                  6.30500%
        25-Aug-05             6.30000%                            25-Sep-09                  6.30600%
        25-Sep-05             6.30000%                            25-Oct-09                  6.30600%
        25-Oct-05             6.30000%                            25-Nov-09                  6.30600%
        25-Nov-05             6.30000%                            25-Dec-09                  6.30600%
        25-Dec-05             6.30000%                            25-Jan-10                  6.30600%
        25-Jan-06             6.30000%                            25-Feb-10                  6.30600%
        25-Feb-06             6.30000%                            25-Mar-10                  6.30700%
        25-Mar-06             6.30000%                            25-Apr-10                  6.30700%
        25-Apr-06             6.30000%                            25-May-10                  6.30700%
        25-May-06             6.30000%                            25-Jun-10                  6.30700%
        25-Jun-06             6.30000%                            25-Jul-10                  6.30700%
        25-Jul-06             6.30100%                            25-Aug-10                  6.30700%
        25-Aug-06             6.30100%                            25-Sep-10                  6.30700%
        25-Sep-06             6.30100%                            25-Oct-10                  6.30800%
        25-Oct-06             6.30100%                            25-Nov-10                  6.30800%
        25-Nov-06             6.30100%                            25-Dec-10                  6.30800%
        25-Dec-06             6.30100%                            25-Jan-11                  6.30800%
        25-Jan-07             6.30100%                            25-Feb-11                  6.30800%
        25-Feb-07             6.30100%                            25-Mar-11                  6.30900%
        25-Mar-07             6.30200%                            25-Apr-11                  6.30900%
        25-Apr-07             6.30200%                            25-May-11                  6.30900%
        25-May-07             6.30200%                            25-Jun-11                  6.30900%
        25-Jun-07             6.30200%                            25-Jul-11                  6.30900%
        25-Jul-07             6.30200%                            25-Aug-11                  6.30900%
        25-Aug-07             6.30200%                            25-Sep-11                  6.31000%
        25-Sep-07             6.30200%                            25-Oct-11                  6.31000%
        25-Oct-07             6.30200%                            25-Nov-11                  6.31000%
        25-Nov-07             6.30300%                            25-Dec-11                  6.31000%
        25-Dec-07             6.30300%                            25-Jan-12                  6.31000%
        25-Jan-08             6.30300%                            25-Feb-12                  6.31100%
        25-Feb-08             6.30300%                            25-Mar-12                  6.31100%
        25-Mar-08             6.30300%                            25-Apr-12                  6.31100%
        25-Apr-08             6.30300%                            25-May-12                  6.31100%
        25-May-08             6.30300%                            25-Jun-12                  6.31100%
        25-Jun-08             6.30300%                            25-Jul-12                  6.31100%
        25-Jul-08             6.30400%                            25-Aug-12                  6.31200%
        25-Aug-08             6.30400%                            25-Sep-12                  6.31200%
        25-Sep-08             6.30400%                            25-Oct-12                  6.31200%
        25-Oct-08             6.30400%                            25-Nov-12                  6.31200%
        25-Nov-08             6.30400%                            25-Dec-12                  6.31200%
        25-Dec-08             6.30400%                            25-Jan-13                  6.31300%
        25-Jan-09             6.30400%                            25-Feb-13                  6.31300%
        25-Feb-09             6.30500%                            25-Mar-13                  6.31300%
        25-Mar-09             6.30500%                            25-Apr-13                  6.31300%
        25-Apr-09             6.30500%                            25-May-13                  6.31400%
        25-May-09             6.30500%                            25-Jun-13                  6.31400%
        25-Jun-09             6.30500%                            25-Jul-13                  6.31400%
        25-Jul-09             6.30500%                            25-Aug-13                  6.31400%





This material is for your information and we are not soliciting any action based upon it This material is not to be construed as an offer to sell or the solicitation . of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                Distribution
                                  Date               WAC Cap
                                ----------------   -----------
                                  25-Sep-13          6.31400%
                                  25-Oct-13          6.31500%
                                  25-Nov-13          6.31500%
                                  25-Dec-13          6.31500%
                                  25-Jan-14          6.31500%
                                  25-Feb-14          6.31600%
                                  25-Mar-14          6.31600%
                                  25-Apr-14          6.31600%
                                  25-May-14          6.31600%
                                  25-Jun-14          6.31600%
                                  25-Jul-14          6.31700%
                                  25-Aug-14          6.31700%
                                  25-Sep-14          6.31700%
                                  25-Oct-14          6.31700%
                                  25-Nov-14          6.31800%
                                  25-Dec-14          6.31800%
                                  25-Jan-15          6.31800%
                                  25-Feb-15          6.31800%
                                  25-Mar-15          6.31900%
                                  25-Apr-15          6.31900%
                                  25-May-15          6.31900%
                                  25-Jun-15          6.31900%






This material is for your information and we are not soliciting any action based upon it This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                      A-22